UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C. 20549

                                FORM 8-K

                             CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934
    Date of report (Date of earliest event reported):  September 15, 2003

                              CRDENTIA CORP.
          (Exact name of Registrant as Specified in its Charter)

        DELAWARE                   0-31152                  76-0585701
(State or Other Jurisdiction   (Commission File             (IRS Employer
of Incorporation)                  Number)                  Identification No.)


            455 Market Street, Suite 1220, San Francisco, California 94105
                (Address of principal executive offices)        (Zip Code)

                             (415) 543-1535
               (Registrant's telephone number, including area code)

               ____________________________________________________
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5. 	Other Events.

	On September 15, 2003, we, Crdentia Corp., New Age Staffing, Inc., NAS Acquisition Corporation, a wholly owned subsidiary of Crdentia Corp., and the shareholders of New Age Staffing, Inc. entered into an Agreement and Plan of Reorganization. Upon the terms and subject to the conditions in the merger agreement, New Age Staffing, Inc. will be merged with and into NAS Acquisition Corporation, and NAS Acquisition Corporation will be renamed "New Age Staffing, Inc." at the closing of the merger and will survive the merger as a subsidiary of Crdentia Corp.

	The transaction, which is expected to close on September 17, 2003, has been approved by our board of directors and the board of directors and the shareholders of New Age Staffing, Inc. The closing of the transaction is subject to customary closing conditions.

	Upon completion of the merger, all outstanding shares of capital stock of New Age Staffing, Inc. will be exchanged for aggregate consideration equal to 6,884,614 shares of Crdentia Corp. common stock and $2,050,000 in cash, $400,000 of which shall be paid on the closing date, $265,000 of which shall be paid on or prior to October 15, 2003, $332,500 of which shall be paid on or before 180 days from the closing date, $332,500 of which shall be paid on or before the first anniversary of the closing date, $360,000 of which shall be paid on the first anniversary of the closing date and $360,000 of which shall be paid on the second anniversary of the closing date.

	The description of the transaction set forth above is qualified in its entirety by reference to the merger agreement filed with this current report as
Exhibit 2.1.

ITEM 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

 2.1    Agreement and Plan of Reorganization, dated as of September 15,
          2003, by and among Crdentia Corp., New Age Staffing, Inc., NAS Acquisition Corporation and the shareholders of New Age Staffing, Inc. (the "Merger Agreement"). Certain schedules and exhibits referenced in the Merger Agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has caused this report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

                                               CRDENTIA CORP.

Date :  September 16, 2003
                                              /S/ LAWRENCE M. DAVIS
                                      By:  Lawrence M. Davis, Chief Financial
                                                   Officer and Secretary

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                                EXHIBIT INDEX

Exhibit No.	Description

2.1   Agreement and Plan of Reorganization, dated as of September 15,
         2003, by and among Crdentia Corp., New Age Staffing, Inc., NAS Acquisition Corporation and the shareholders of New Age Staffing, Inc. (the "Merger Agreement"). Certain schedules and exhibits referenced in the Merger Agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request.









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